UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 27, 2005

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 27, 2005, at the Annual Meeting of Shareholders, the shareholders of Lowe’s Companies, Inc. (“Lowe’s”) approved the Lowe’s Companies, Inc. Amended and Restated Directors’ Stock Option and Deferred Stock Unit Plan (the “Plan”). A summary description of the Plan is set forth on pages 22 through 25 of Lowe’s Proxy Statement dated April 15, 2005, which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the complete terms and conditions of the Plan, a copy of which is included herewith as Exhibit 10.1 to this report.

The Plan, as amended and restated, permits the Board of Directors to grant to non-employee directors either deferred stock units representing shares of Lowe’s common stock or options to purchase shares of Lowe’s common stock under the Plan. On May 27, 2005, pursuant to the Plan, Lowe’s granted 1,500 deferred stock units to each non-employee director using the form of Deferred Stock Unit Agreement filed herewith as Exhibit 10.2 to this report. Until it decides otherwise, the Board intends to continue to grant only deferred stock units on each future Award Date (as defined in the Plan) under the Plan.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c)  On June 1, 2005, Lowe’s announced that Charles W. (Nick) Canter, Jr. was promoted to Executive Vice President of Store Operations effective June 30, 2005. Mr. Canter will succeed Larry D. Stone, who is currently Senior Executive Vice President of Operations and will be moving to the position of Senior Executive Vice President of Merchandising/Marketing upon the retirement of Dale C. Pond from that position on June 30, 2005.

Mr. Canter, 54, has served as Senior Vice President, Store Operations - North Central Division of Lowe’s since 2004, Senior Vice President, Store Operations - Northern Division of Lowe’s from 1999 to 2004, Senior Vice President and General Merchandise Manager, Building Materials of Lowe’s from 1998 to 1999, Vice President, Merchandising - Millwork of Lowe’s in 1998 and Regional Vice President, Store Operations of Lowe’s from 1993 to 1998.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

10.1 Lowe’s Companies, Inc. Amended and Restated Directors’ Stock Option and Deferred Stock Unit Plan

10.2 Form of Deferred Stock Unit Agreement for Directors

99.1 Press release dated June 1, 2005, announcing executive changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: June 3, 2005	By:	/s/ Kenneth W. Black, Jr.
Kenneth W. Black, Jr. Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lowe’s Companies, Inc. Amended and Restated Directors’ Stock Option and Deferred Stock Unit Plan

10.2	Form of Deferred Stock Unit Agreement for Directors

99.1	Press release dated June 1, 2005, announcing executive changes